UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KB HOME
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The definitive additional materials filed herewith are a Notice Regarding the Availability of Proxy Materials for the KB Home Annual Meeting of Stockholders to be held on April 13, 2017, an email message sent by KB Home’s President and Chief Executive Officer to KB Home employees on March 3, 2017, and an email message that KB Home’s transfer agent sent to certain registered stockholders of KB Home regarding the electronic delivery to them of materials for the Annual Meeting.

KB HOME

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

- Go to **www.investorvote.com/KBH**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the proxy materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2017 Proxy Statement and 2016 Annual Report (which is not deemed to be part of the official proxy soliciting materials) of KB Home are available at:

www.investorvote.com/KBH

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view proxy materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/KBH**.

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

IF YOU ARE A STOCKHOLDER OF RECORD WITH OUR TRANSFER AGENT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 12, 2017. IF YOU ARE ENTITLED TO DIRECT THE VOTE OF SHARES HELD ON YOUR BEHALF UNDER THE KB HOME AMENDED AND RESTATED 401(K) SAVINGS PLAN OR SHARES HELD BY THE KB HOME GRANTOR STOCK OWNERSHIP TRUST, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY THE RELEVANT TRUSTEE ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 11, 2017.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 7, 2017 to facilitate timely delivery.

2 N O T

02IL5C

Stockholder Meeting Notice

KB Home's 2017 Annual Meeting of Stockholders will be held on April 13, 2017 at the Company's Corporate Office, 10990 Wilshire Boulevard, Los Angeles, CA 90024, at 9:00 a.m., local time.

The items of business to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following:

1. Elect nine directors, each to serve for a one-year term;
2. Advisory vote to approve named executive officer compensation;
3. An annual frequency for the named executive officer compensation advisory vote; and
4. Ratify Ernst & Young LLP's appointment as KB Home's independent registered public accounting firm for the fiscal year ending November 30, 2017.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the KB Home 2017 Annual Meeting of Stockholders are available at www.kbhome.com/investor/proxy.

The Board of Directors has set the close of business on February 10, 2017 as the record date ("Record Date") for the determination of stockholders entitled to receive notice of and to vote at the 2017 Annual Meeting, and at any and all adjournments or postponements thereof.

Stockholders of record on the Record Date or their authorized proxy holders may attend the 2017 Annual Meeting only if they have requested an admission ticket in advance following the instructions in the 2017 Proxy Statement.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/KBH.** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials KB Home" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 7, 2017.

02IL5C

Employee Email Message

Subject:     KB Home Annual Meeting – Your Vote Is Important!

Dear KB Home Team –

On Thursday, April 13, 2017, we will hold our Annual Meeting of Stockholders. You can find the proxy materials for the meeting online at http://www.kbhome.com/investor/proxy.

Many of you will have the opportunity to vote on the four items of business being considered at the meeting, and your vote is very important.

If on February 10, 2017, you held KB Home common stock (either directly or through our 401(k) Savings Plan), or had common stock options, you will receive a proxy/voting instruction form(s) and/or a notice card(s) with instructions on how to access the proxy materials for the meeting and vote. Depending on your holdings, including any in a personal brokerage or bank account, you may receive more than one proxy/voting instruction form and/or notice card, and they may be sent to you electronically.

Please look for your proxy/voting instruction form(s) or notice card(s) in the mail or in your e-mail account(s). Each proxy/voting instruction form or notice card will have the control number you need to vote. If you receive a notice card, you will not receive a corresponding paper or e-mail copy of the proxy materials unless you request a copy by following the instructions provided on your notice card. If you receive a paper or e-mail copy(ies) of the proxy materials, your control number(s) will be on the proxy/voting instruction form(s) or in the e-mail(s) you receive. Use the control number provided on each proxy/voting instruction form, notice card or e-mail you receive.

For the reasons discussed in the proxy materials, I encourage you to vote

•	“FOR” the election of each of our directors

•	“FOR” the advisory vote to approve named executive officer compensation

•	“ANNUAL” for the frequency of the named executive officer compensation advisory vote

•	“FOR” ratifying Ernst & Young LLP’s appointment as our independent registered public accounting firm for the fiscal year ending November 30, 2017

To ensure your vote is counted, please vote as soon as possible.

If you have any questions about voting or about the Annual Meeting, please contact our Corporate Secretary.

Thank you for your support!

Email Message to Registered Stockholders

KB HOME 2017 Annual Meeting of Stockholders
Control Number:
To:

KB Home’s 2017 proxy statement and 2016 annual report are now available online, and you may also vote your shares for the 2017 Annual Meeting.

To view the proxy statement and annual report, please visit http://investor.kbhome.com/proxy.cfm and click on “Proxy Information.”

To cast your vote, please visit www.investorvote.com/KBH and follow the on-screen instructions. You will be prompted to enter your Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m., Eastern Time, on April 12, 2017.

Thank you for viewing the KB Home 2017 Annual Meeting materials and for submitting your very important vote.

REMEMBER, YOUR VOTE IS IMPORTANT. PLEASE VOTE.

Please note: Registered stockholders may unsubscribe to email notifications at any time by changing their elections at Investor Center.

Questions?

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